Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Seaco SRL (the “Company”)
Deutsche Bank Securities Inc. (the “Structuring Agent”)
(together, the “Specified Parties”)

Re: Global SC Finance VII SRL, Series 2021-2 - Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “Seaco 2021-2 Unit Level Tape.xlsx” provided by the Structuring Agent on behalf of the Company on July 12, 2021, containing information on 72,923 containers (the “Containers”) as of May 31, 2021 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Global SC Finance VII SRL, Series 2021-2. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purposes of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes.  We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means Net Book Value and Net Investment Value were within 1.5% and Lease Per Diem Rate was within $0.01.

•	The term “Cutoff Date” means May 31, 2021.

•
The term “Sample Container” means each of the 50 Containers randomly selected from the Data File by the Structuring Agent on behalf of the Company. A listing of the Sample Containers was provided to us on July 12, 2021, and is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Containers to be randomly selected from the Data File.

•
The term “Sources” means the following information provided by the Company: Lease Agreements, screenshots from the Company’s servicing system (the “SAP Servicing System Screenshots”), Company prepared schedules listing monthly net investment amounts for each Sample Container subject to Lease Type “Finance Lease” (the “NIV Schedule”), and electronic mail correspondence from the Company detailing:

–	The acceptable equipment type descriptions corresponding to each Equipment Type code in the Data File (the “Equipment Type Descriptions”)

–
With respect to the Sample Containers subject to Lease Type “Term Lease” or “Master Lease,” the depreciation life and residual value by equipment type (the “Depreciation Policy”), and the Company’s methodology to derive the net book values included in the Data File (the “ABS NBV Methodology”).

–
With respect to the Sample Containers for which the SAP Servicing System Screenshot indicated a Lease Per Diem Rate in a foreign currency, the applicable exchange rate as of the Cutoff Date (the “Exchange Rate”).

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in procedure A below.

•	The term “Provided Information” means the Sources and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.
For each Sample Container, we compared or recomputed the specified attributes listed below to or using the corresponding information set forth in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the Sources, or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Sources are listed in the order of priority until such attribute was agreed.

Attributes	Sources / Instructions
Original Equipment Cost (“OEC”)	SAP Servicing System Screenshot
Net Book Value (“NBV”) (applicable only for Sample Containers subject to Lease Type “Term Lease” or “Master Lease”)
Recompute using the straight-line depreciation method per the Depreciation Policy, based on OEC stated in the Data File, the capitalization date or first acquisition date (as applicable) stated in in the SAP Servicing System Screenshot, and the ABS NBV Methodology.

Net Investment Value (“NIV”) (applicable only for Sample Containers subject to Lease Type “Finance Lease”)	NIV Schedule
Equipment Type	SAP Servicing System Screenshots and Equipment Type Descriptions
On-Hire Indicator
SAP Servicing System Screenshots. Consider the On-Hire Indicator of “On Lease” or “Other” in the Data File to be in agreement if the SAP Servicing System Screenshot stated a status of “LEAS NEW” or “LEAS.”

Lease Type
SAP Servicing System Screenshots. Consider the Lease Type to be:

- a finance lease if the SAP Servicing System Screenshot indicated “Finance Lease.”

- a term lease if the SAP Servicing System Screenshot indicated “Fixed Term Lease.”

- a master lease if the SAP Servicing System Screenshot indicated “Variable Lease.”

Lease Per diem Rate	SAP Servicing System Screenshots and the Exchange Rate, as applicable
Lease Start Date	SAP Servicing System Screenshots
Lease Expiration Date	SAP Servicing System Screenshots
B.
For each Sample Container, we observed the presence of a Lease Agreement. We made no representation regarding the validity of the Lease Agreements or authenticity of any signature(s) on the Lease Agreements.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information set forth in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Containers, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the acquisition or leasing of the Containers to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Containers being securitized, (iii) the compliance of the lessor of the Containers with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Containers that would be material to the likelihood that the issuer of the asset‑backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
July 19, 2021

Exhibit A
The Sample Containers

Sample Container Number	Container ID	Sample Container Number	Container ID
1	SEGU1072874	26	SEKU4449626
2	SEGU3770370	27	SEKU4452893
3	SEGU3816717	28	SEKU4531760
4	SEGU7935972	29	SEKU4559407
5	SEKU4308150	30	CXSU1039428
6	SEKU4314791	31	GESU6816320
7	SEKU5193230	32	SEGU1717016
8	SEKU5340603	33	SEKU5265665
9	SEKU5448630	34	SEGU4216661
10	CRSU1528046	35	CRTU4155361
11	CRSU1529417	36	CXDU1951704
12	CRSU9296688	37	GESU1397068
13	GESU6329913	38	GESU6686720
14	GESU6669507	39	GESU6745886
15	SEGU1020356	40	GESU6878430
16	SEGU1720806	41	SEGU1584464
17	SEGU2554891	42	SEGU3109972
18	SEGU3263308	43	SEGU3334000
19	SEGU3386690	44	SEGU4276700
20	SEGU4014300	45	SEGU6190437
21	SEGU4444569	46	SEGU6200577
22	SEGU5637048	47	SEGU9463237
23	SEGU6463383	48	SEGU9624537
24	SEGU6594824	49	SEKU4358784
25	SEGU6952553	50	SEKU4505015

 A - 1